BP capital TwinLine MLP Fund
("MLP Fund")

Supplement dated July 24, 2018 to the Prospectus and
 Statement of Additional Information, each dated March 30, 2018, as supplemented

The BP Capital TwinLine Funds regret to inform its shareholders that Anthony Riley, CFA, unexpectedly and tragically passed away on Saturday, July 21, 2018. The BP Capital TwinLine team is extremely saddened by the news, but is grateful for Anthony's hard work and contributions, and he will be greatly missed.

Toby Loftin and Benton Cook, CFA will continue to serve as co-portfolio managers to the MLP Fund.

Please retain this Supplement with the Prospectus.